UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	03/31
Date of reporting period:	03/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
High Yield
Strategies Fund

ANNUAL REPORT March 31, 2012

Dreyfus High Yield Strategies Fund

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Cash Flows
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Important Tax Information
41	Proxy Results
42	Supplemental Information
43	Information About the Renewal of the Fund’s Management Agreement
48	Dividend Reinvestment Plan
53	Board Members Information
55	Officers of the Fund
57	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus High Yield Strategies Fund covers the 12-month period from April 1, 2011, through March 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

High yield bonds had suffered bouts of heightened volatility during the reporting period, when investors fled riskier assets due to adverse macroeconomic developments ranging from an unprecedented downgrade of long-term U.S. debt securities to the resurgence of a sovereign debt crisis in Europe. However, better economic news stemmed market declines in October, setting the stage for a rebound among riskier assets over the remaining months of 2011. During the first quarter of 2012, investors responded positively to improving economic fundamentals, including better U.S. employment data. In addition, high-yield bonds benefited as investors continued to reach for high current yields in a low interest-rate environment.

Our economic forecast anticipates that the United States will continue to post better economic data than most of the rest of the developed world. An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices.As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2011, through March 31, 2012, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2012, Dreyfus High Yield Strategies Fund achieved a total return of 3.07% (on a net asset value basis) and produced aggregate income dividends of $0.504 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 5.63% for the same period.2

Macroeconomic concerns weighed on high yield bonds during much of 2011, but rallies later in the reporting period pushed the Index well into positive territory overall for the reporting period.The fund produced a lower return than its benchmark, primarily due to its relatively constructive investment posture during the 2011 downturn.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Changing Economic Sentiment Fueled Volatility

Economic conditions began to deteriorate during the spring of 2011 when Greece appeared headed for default on its sovereign debt, U.S. economic data disappointed and a contentious debate regarding U.S. government spending and borrowing intensified. In addition, inflation-fighting measures in China threatened to derail a major engine of global economic growth. As a result, high yield bonds suffered bouts of volatility as investors shifted their focus to traditionally defensive investments.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Turbulence among lower-rated bonds was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.The effects of the market decline were particularly severe among bonds at the lower end of the high yield range.

The high yield market rebounded to a degree from October through December when U.S. economic data improved and European policy-makers made some progress in addressing the region’s problems.The rally gathered momentum over the first quarter of 2012 as investors grew more tolerant of risks, enabling the high yield market to end the reporting period with a positive total return.

Constructive Posture Hurt in First Half, Helped in Second Half

The fund’s generally growth-oriented investment posture dampened its relative performance over the reporting period’s first half, as our emphasis on more speculative bonds were hurt by macroeconomic concerns, often without regard to issuers’ underlying business fundamentals. However, this positioning proved beneficial over the second half, when better macroeconomic news caused investors to refocus on higher yielding, lower-rated bonds that had become available at more attractive prices. As lower-quality securities rebounded, we reduced the fund’s exposure to the CCC rating category in favor of higher rated securities, including single Bs and double Bs.

In this changing market environment, the fund’s relative performance was undermined by overweighted exposure to the media industry, in which bonds from companies such as Clear Channel and LBI Media struggled despite strong earnings reports.The fund also suffered shortfalls from overweighted exposure to chemical companies, and results from the information technology sector were hurt when some of its more highly leveraged members fell out of favor during the downturn.

The fund achieved better results in the energy and utilities sectors, as underweighted positions in both areas cushioned the brunt of market weakness over the reporting period’s first half. In addition, the fund purchased the high yield bonds of some European companies in the fall of 2011 just in time to participate in their gains as debt crisis concerns eased.We focused mainly on European companies with a global pres-

ence, including growing Latin American economies, as well as U.S. issuers with Euro-denominated currencies.

Focusing on Company Fundamentals

Although we recognize that a number of macroeconomic headwinds remain, we have been encouraged by solid evidence of improvement in the United States and the emerging markets. In addition, the business fundamentals of most high yield issuers appear sound, and default rates have remained below historical averages, partly due to efforts over the past several years to strengthen corporate balance sheets. From a technical standpoint, demand for high yield bonds is likely to remain robust from investors seeking competitive levels of current income in today’s low interest-rate environment. Consequently, we currently intend to maintain a relatively constructive approach in which we are watchful for attractive values among bonds that may be trading below their intrinsic values.

April 16, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by
The Dreyfus Corporation and/or the fund’s shareholder servicing agent during the period. Had these expenses not been absorbed, the fund’s return would have been lower. Pursuant to an agreement in effect through September 30, 2012,The Dreyfus Corporation will absorb certain fund expenses, at which time it may be extended, modified or terminated.
2	SOURCE: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On September 25, 2009, the Merrill Lynch U. S. High Yield Master II
Constrained Index was renamed the BofA Merrill Lynch U. S. High Yield Master II
Constrained Index, (the “Index”). The Index is an unmanaged performance benchmark composed of U. S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity.
Bonds are capitalization-weighted. Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

The Fund	5

SELECTED INFORMATION

March 31, 2012 (Unaudited)

Market Price per share March 31, 2012	$4.65
Shares Outstanding March 31, 2012	72,344,739
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended March 31, 2012
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2011	2011	2011	2012
High	$5.11	$4.98	$4.67	$4.66
Low	4.52	4.15	4.06	4.44
Close	4.84	4.26	4.43	4.65

TOTAL CUMULATIVE PERCENTAGE GAIN (LOSS)
based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2012	69.41%
April 1, 2002 through March 31, 2012	169.62
April 1, 2007 through March 31, 2012	88.90
April 1, 2011 through March 31, 2012	11.65
July 1, 2011 through March 31, 2012	4.78
October 1, 2011 through March 31, 2012	15.49
January 1, 2012 through March 31, 2012	6.83

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2011	4.25
June 30, 2011	4.12
September 30, 2011	3.49
December 31, 2011	3.65
March 31, 2012	3.90

TOTAL CUMULATIVE PERCENTAGE GAIN (LOSS)
based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2012	42.31%
April 1, 2002 through March 31, 2012	148.56
April 1, 2007 through March 31, 2012	44.24
April 1, 2011 through March 31, 2012	3.07
July 1, 2011 through March 31, 2012	3.40
October 1, 2011 through March 31, 2012	18.43
January 1, 2012 through March 31, 2012	8.93

†	With dividends reinvested.

STATEMENT OF INVESTMENTS

March 31, 2012

	Coupon	Maturity	Principal
Bonds and Notes—136.9%	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary—23.7%
Allbritton Communications,
Sr. Unscd. Notes	8.00	5/15/18	2,845,000	[b]	3,051,263
AMC Networks,
Gtd. Notes	7.75	7/15/21	1,215,000	[b,c]	1,360,800
Cablevision Systems,
Sr. Unscd. Notes	8.63	9/15/17	1,775,000	[b]	1,941,406
CCH II Capital,
Gtd. Notes	13.50	11/30/16	1,750,286	[b]	1,999,702
Cequel Communications Holdings I,
Sr. Unscd. Notes	8.63	11/15/17	3,600,000	[b,c]	3,883,500
Chrysler Group,
Scd. Notes	8.25	6/15/21	2,525,000	[b]	2,562,875
Clear Channel Communications,
Sr. Scd. Notes	9.00	3/1/21	1,900,000	[b]	1,719,500
Clear Channel Communications,
Gtd. Notes	10.75	8/1/16	1,760,000		1,337,600
Cumulus Media,
Gtd. Notes	7.75	5/1/19	1,905,000	[b,c]	1,809,750
Entravision Communications,
Sr. Scd. Notes	8.75	8/1/17	650,000	[b]	691,438
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	72,900	[b]	66,339
Ferrellgas,
Sr. Unscd. Notes	9.13	10/1/17	1,135,000	[b]	1,191,750
Goodyear Tire & Rubber,
Gtd. Notes	8.25	8/15/20	1,450,000	[b]	1,547,875
Gray Television,
Scd. Notes	10.50	6/29/15	4,065,000	[b]	4,247,925
Hillman Group,
Gtd. Notes	10.88	6/1/18	2,050,000	[b]	2,157,625
Insight Communications,
Sr. Unscd. Notes	9.38	7/15/18	1,248,000	[b,c]	1,432,080
J Crew Group,
Gtd. Notes	8.13	3/1/19	1,840,000	[b]	1,881,400
Kabel BW,
Sr. Scd. Notes	7.50	3/15/19	2,620,000	[b,c]	2,842,700
Lear,
Gtd. Notes	8.13	3/15/20	690,000	[b]	772,800

The Fund	7

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
McJunkin Red Man,
Sr. Scd. Notes		9.50	12/15/16	2,840,000	[b]	3,109,800
Neiman Marcus Group,
Gtd. Notes		10.38	10/15/15	3,680,000	[b]	3,850,237
Nexstar/Mission Broadcasting,
Scd. Notes		8.88	4/15/17	220,000	[b]	237,050
Ono Finance II,
Gtd. Notes		10.88	7/15/19	2,010,000	[b,c]	1,839,150
Quebecor Media,
Sr. Unscd. Notes		7.75	3/15/16	2,025,000	[b]	2,088,281
Rite Aid,
Sr. Notes		9.25	3/15/20	600,000	[b,c]	607,500
Rite Aid,
Gtd. Notes		9.50	6/15/17	2,325,000	[b]	2,342,437
Rite Aid,
Scd. Notes		10.38	7/15/16	1,935,000	[b]	2,070,450
Salem Communications,
Scd. Notes		9.63	12/15/16	2,704,000	[b]	2,994,680
Sinclair Television Group,
Scd. Notes		9.25	11/1/17	1,945,000	[b,c]	2,173,537
Tomkins,
Scd. Notes		9.00	10/1/18	3,433,000	[b,d]	3,819,213
UCI International,
Gtd. Notes		8.63	2/15/19	3,035,000	[b]	3,133,638
Unitymedia,
Sr. Notes	EUR	9.63	12/1/19	1,310,000		1,921,871
						66,686,172
Consumer Staples—2.5%
Del Monte Foods,
Gtd. Notes		7.63	2/15/19	1,895,000	[b]	1,895,000
JBS USA,
Sr. Unscd. Notes		8.25	2/1/20	1,000,000	[b,c]	1,030,000
Michael Foods,
Gtd. Notes		9.75	7/15/18	2,898,000	[b]	3,198,667
Post Holdings,
Gtd. Notes		7.38	2/15/22	960,000	[b,c]	1,008,000
						7,131,667

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Energy—4.6%
American Petroleum Tankers Parent,
Sr. Scd. Notes		10.25	5/1/15	2,159,000	[b]	2,269,649
Antero Resources Finance,
Gtd. Notes		9.38	12/1/17	3,505,000	[b]	3,811,687
Chesapeake Energy,
Gtd. Notes		9.50	2/15/15	2,675,000	[b]	3,076,250
Kodiak Oil & Gas,
Gtd. Notes		8.13	12/1/19	1,565,000	[b,c]	1,656,944
Trinidad Drilling,
Sr. Unscd. Notes		7.88	1/15/19	2,060,000	[b,c]	2,201,625
						13,016,155
Entertainment &
Gaming—11.8%
AMC Entertaiment,
Gtd. Notes		9.75	12/1/20	3,715,000	[b]	3,519,963
Ameristar Casinos,
Gtd. Notes		7.50	4/15/21	1,680,000	[b]	1,770,300
Caesars Entertainment Operating,
Scd. Notes		10.00	12/15/18	5,090,000	[b]	3,957,475
Caesars Entertainment Operating,
Sr. Scd. Notes		11.25	6/1/17	1,850,000	[b]	2,025,750
Cirsa Funding Luxembourg,
Gtd. Notes	EUR	8.75	5/15/18	1,115,000		1,442,471
Codere Finance Luxembourg,
Gtd. Notes		9.25	2/15/19	1,340,000	[b,c]	1,336,650
MGM Resorts International,
Gtd. Notes		10.00	11/1/16	2,845,000	[b]	3,200,625
MGM Resorts International,
Gtd. Notes		11.38	3/1/18	3,455,000	[b]	4,124,406
Odeon & UCI Finco,
Sr. Scd. Notes	GBP	9.00	8/1/18	950,000		1,519,514
Palace Entertainment Holdings,
Sr. Scd. Notes		8.88	4/15/17	1,410,000	[b,c]	1,471,687
Peninsula Gaming,
Gtd. Notes		10.75	8/15/17	2,750,000	[b]	3,052,500
Penn National Gaming,
Sub. Notes		8.75	8/15/19	2,580,000	[b]	2,908,950

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Entertainment &
Gaming (continued)
Pinnacle Entertainment,
Gtd. Notes		8.75	5/15/20	1,095,000	[b]	1,201,762
Regal Entertainment Group,
Gtd. Notes		9.13	8/15/18	1,350,000	[b]	1,485,000
Scientific Games International,
Gtd. Notes		9.25	6/15/19	250,000	[b]	278,125
						33,295,178
Financial—15.5%
Ally Financial,
Gtd. Notes		7.50	9/15/20	1,410,000	[b]	1,528,087
Ally Financial,
Gtd. Notes		8.00	11/1/31	1,840,000	[b]	2,037,800
Boparan Finance,
Gtd. Notes	EUR	9.75	4/30/18	1,530,000		2,117,093
CIT Group,
Sr. Unscd. Notes		5.25	3/15/18	1,235,000	[b]	1,261,244
Ford Motor Credit,
Sr. Unscd. Notes		8.13	1/15/20	1,625,000	[b]	1,970,304
Host Hotels & Resorts,
Gtd. Notes		9.00	5/15/17	1,775,000	[b]	1,972,469
HUB International Holdings,
Sr. Sub. Notes		10.25	6/15/15	4,678,000	[b,c]	4,847,577
Icahn Enterprises Finance,
Gtd. Notes		8.00	1/15/18	5,660,000	[b]	5,914,700
Interactive Data,
Gtd. Notes		10.25	8/1/18	1,580,000	[b]	1,797,250
International Lease Finance,
Sr. Unscd. Notes		5.88	4/1/19	240,000	[b]	232,276
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,523,158
International Lease Finance,
Sr. Unscd. Notes		8.63	9/15/15	1,155,000	[b,d]	1,274,831
International Lease Finance,
Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[b]	1,876,000
Offshore Group Investments,
Sr. Scd. Notes		11.50	8/1/15	3,890,000	[b]	4,298,450
ROC Finance,
Scd. Notes		12.13	9/1/18	1,955,000	[b,c]	2,189,600

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
SLM,
Sr. Unscd. Notes	8.00	3/25/20	2,020,000	[b]	2,186,650
SLM,
Sr. Unscd. Notes	8.45	6/15/18	2,675,000	[b]	2,996,000
USI Holdings,
Sub. Notes	9.75	5/15/15	1,555,000	[b,c]	1,570,550
					43,594,039
Health Care—8.2%
Accellent,
Gtd. Notes	10.00	11/1/17	1,475,000	[b]	1,211,344
American Renal Associates
Holdings, Sr. Unscd. Notes	9.75	3/1/16	1,068,096	[b]	1,132,182
American Renal Holdings,
Sr. Scd. Notes	8.38	5/15/18	985,000	[b]	1,052,719
Amerigroup,
Sr. Unscd. Notes	7.50	11/15/19	695,000	[b]	764,500
Biomet,
Gtd. Notes	11.63	10/15/17	7,424,000	[b]	8,064,320
CHS/Community Health Systems,
Gtd. Notes	8.88	7/15/15	880,000	[b]	913,000
HCA Holdings,
Sr. Unscd. Notes	7.75	5/15/21	5,250,000	[b]	5,453,437
Iasis Healthcare,
Gtd. Notes	8.38	5/15/19	1,055,000	[b]	1,031,262
Physio-Control International,
Sr. Scd. Notes	9.88	1/15/19	1,285,000	[b,c]	1,355,675
STHI Holding,
Scd. Notes	8.00	3/15/18	840,000	[b,c]	894,600
Tenet Healthcare,
Sr. Scd. Notes	8.88	7/1/19	195,000	[b]	219,375
Tenet Heathcare,
Sr. Scd. Notes	10.00	5/1/18	398,000	[b]	457,700
USPI Finance,
Sr. Unscd. Notes	9.00	4/1/20	670,000	[b,c]	693,450
					23,243,564
Industrial—21.9%
Aramark Holdings,
Sr. Unscd. Notes	8.63	5/1/16	2,055,000	[b,c]	2,111,513

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Ashtead Capital,
Scd. Notes	9.00	8/15/16	600,000	[b,c]	629,250
Brickman Group Holdings,
Sr. Notes	9.13	11/1/18	2,695,000	[b,c]	2,614,150
Casella Waste Systems,
Gtd. Notes	7.75	2/15/19	3,235,000	[b]	3,218,825
Cenveo,
Scd. Notes	8.88	2/1/18	1,720,000	[b]	1,642,600
Ceridian,
Gtd. Notes	11.25	11/15/15	1,105,000	[b,d]	1,002,788
Ceridian,
Gtd. Notes	12.25	11/15/15	1,773,150	[b]	1,609,134
Dyncorp International,
Gtd. Notes	10.38	7/1/17	3,025,000	[b]	2,643,094
Emergency Medical Services,
Gtd. Notes	8.13	6/1/19	1,505,000	[b]	1,553,913
Garda World Security,
Sr. Unscd. Notes	9.75	3/15/17	2,000,000	[b,c]	2,150,000
Good Sam Enterprises,
Sr. Scd. Notes	11.50	12/1/16	1,790,000	[b]	1,852,650
Gulfmark Offshore,
Sr. Notes	6.38	3/15/22	315,000	[b,c]	317,362
Kratos Defense & Security
Solutions, Sr. Scd. Notes	10.00	6/1/17	2,380,000	[b]	2,588,250
Manitowoc,
Gtd. Notes	8.50	11/1/20	3,100,000	[b]	3,425,500
Marquette
Transportation Finance,
Scd. Notes	10.88	1/15/17	2,940,000	[b]	3,112,725
Mobile Mini,
Gtd. Notes	7.88	12/1/20	2,460,000	[b]	2,632,200
Navios Maritime Acquisition,
Sr. Scd. Notes	8.63	11/1/17	1,900,000	[b]	1,719,500
Navios Maritime Holdings,
Gtd. Notes	8.13	2/15/19	1,500,000	[b]	1,293,750
Navios Maritime Holdings,
Sr. Scd. Notes	8.88	11/1/17	910,000	[b]	937,300
Navios South American Logistics,
Gtd. Notes	9.25	4/15/19	1,540,000	[b]	1,355,200

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Obrascon Huarte Lain,
Sr. Unscd. Notes	EUR	8.75	3/15/18	735,000		1,036,640
Ply Gem Industries,
Sr. Scd. Notes		8.25	2/15/18	795,000	[b]	803,944
RBS Global/Rexnord,
Gtd. Notes		8.50	5/1/18	2,395,000	[b]	2,580,612
Reliance Intermediate Holdings,
Sr. Scd. Notes		9.50	12/15/19	2,200,000	[b,c]	2,442,000
ServiceMaster,
Gtd. Notes		8.00	2/15/20	255,000	[b,c]	272,850
Shea Homes Funding,
Sr. Scd. Notes		8.63	5/15/19	3,200,000	[b,c]	3,336,000
Standard Pacific,
Gtd. Notes		8.38	5/15/18	2,025,000	[b]	2,164,219
Taylor Morrison,
Unscd. Notes		7.75	4/15/20	1,255,000	[c]	1,264,525
TransUnion Holding,
Sr. Notes		9.63	6/15/18	1,015,000	[b,c]	1,073,362
Ultrapetrol Bahamas,
First Mortgage Notes		9.00	11/24/14	1,966,000	[b]	1,828,380
United Rentals North America,
Gtd. Notes		8.38	9/15/20	1,125,000	[b]	1,170,000
United Rentals North America,
Gtd. Notes		9.25	12/15/19	1,675,000	[b]	1,855,062
UR Financing Escrow,
Scd. Notes		5.75	7/15/18	155,000	[b,c]	159,069
UR Financing Escrow,
Sr. Unscd. Notes		7.38	5/15/20	615,000	[b,c]	630,375
Verisure Holding,
Unscd. Notes	EUR	8.75	12/1/18	670,000	[c]	824,331
Welltec,
Sr. Scd. Notes		8.00	2/1/19	1,990,000	[b,c]	1,920,350
						61,771,423
Information Technology—5.1%
Alion Science and Technology,
Sr. Scd. Notes		12.00	11/1/14	6,288	[b]	5,942
CDW Finance,
Gtd. Notes		8.50	4/1/19	3,748,000	[b]	4,000,990

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Information Technology (continued)
Epicor Software,
Gtd. Notes		8.63	5/1/19	2,565,000	[b]	2,635,538
First Data,
Scd. Notes		8.25	1/15/21	1,636,000	[b,c]	1,607,370
First Data,
Gtd. Notes		9.88	9/24/15	115,000	[b]	115,575
First Data,
Gtd. Notes		10.55	9/24/15	245,000	[b]	249,900
Lawson Software,
Unscd. Notes		9.38	4/1/19	550,000	[c]	567,534
Sophia,
Gtd. Notes		9.75	1/15/19	1,240,000	[b,c]	1,329,900
Sungard Data Systems,
Gtd. Notes		7.38	11/15/18	5,000	[b]	5,337
Wireco WorldGroup,
Gtd. Notes		10.25	5/15/17	3,675,000	[b,d]	3,812,813
						14,330,899
Materials—21.1%
AEP Industries,
Sr. Unscd. Notes		8.25	4/15/19	2,125,000	[b]	2,241,875
American Rock Salt,
Scd. Notes		8.25	5/1/18	935,000	[b,c]	815,787
ARD Finance,
Sr. Scd. Notes		11.13	6/1/18	1,721,919	[b,c]	1,704,700
Ardagh Packaging Finance,
Sr. Scd. Notes	EUR	9.25	10/15/20	1,625,000		2,210,641
Beverage Packaging Holdings
Luxembourg II, Sr. Notes	EUR	8.00	12/15/16	325,000		404,197
BWAY Holding,
Gtd. Notes		10.00	6/15/18	1,080,000	[b]	1,190,700
BWAY Parent,
Sr. Unscd. Notes		10.13	11/1/15	2,657,343	[b]	2,677,273
Dynacast International,
Scd. Notes		9.25	7/15/19	2,375,000	[b,c]	2,493,750
FMG Resources August 2006,
Gtd. Notes		8.25	11/1/19	3,415,000	[b,c]	3,602,825
Hexion U.S. Finance/Nova Scotia,
Scd. Notes		9.00	11/15/20	1,860,000	[b]	1,739,100

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Huntsman International,
Gtd. Notes		8.63	3/15/20	2,030,000	[b]	2,278,675
Huntsman International,
Gtd. Notes		8.63	3/15/21	1,515,000	[b]	1,708,162
Ineos Finance,
Sr. Scd. Bonds		8.38	2/15/19	1,000,000	[b,c]	1,060,000
Ineos Finance,
Sr. Scd. Notes		9.00	5/15/15	1,100,000	[b,c]	1,172,875
Ineos Group Holdings,
Scd. Notes		8.50	2/15/16	1,100,000	[b,c]	1,045,000
JMC Steel Group,
Sr. Notes		8.25	3/15/18	2,660,000	[b,c]	2,779,700
Kerling,
Sr. Scd. Notes	EUR	10.63	2/1/17	1,600,000		2,133,931
Lyondell Chemical,
Gtd. Notes		11.00	5/1/18	875,000	[b]	971,250
Murray Energy,
Scd. Notes		10.25	10/15/15	3,470,000	[b,c]	3,391,925
OXEA Finance,
Sr. Scd. Notes		9.50	7/15/17	1,676,000	[b,c]	1,801,700
Packaging Dynamics,
Sr. Scd. Notes		8.75	2/1/16	740,000	[b,c]	780,700
Plastipak Holdings,
Sr. Notes		10.63	8/15/19	814,000	[b,c]	932,030
Reynolds Group,
Sr. Scd. Notes	EUR	8.75	10/15/16	115,000	[d]	161,815
Reynolds Group,
Gtd. Notes		9.25	5/15/18	4,155,000	[b,c,d]	4,165,387
Reynolds Group,
Sr. Unscd. Notes		9.88	8/15/19	245,000	[b,c]	250,819
Reynolds Group,
Sr. Unscd. Notes		9.88	8/15/19	1,985,000	[b,c]	2,032,144
Schaeffler Finance,
Sr. Scd. Notes		7.75	2/15/17	390,000	[b,c]	414,375
Schaeffler Finance,
Sr. Scd. Notes		8.50	2/15/19	730,000	[b,c]	782,925
Sealed Air,
Gtd. Notes		8.13	9/15/19	1,270,000	[b,c]	1,408,113

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Sealed Air,
Gtd. Notes	8.38	9/15/21	1,030,000	[b,c]	1,162,613
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	5,700,000	[b]	6,127,500
Suncoke Energy,
Gtd. Notes	7.63	8/1/19	470,000	[b]	485,275
Tube City IMS,
Gtd. Notes	9.75	2/1/15	3,350,000	[b]	3,458,875
					59,586,637
Telecommunications—17.5%
Cincinnati Bell,
Gtd. Notes	8.38	10/15/20	2,175,000	[b]	2,191,313
CommScope,
Gtd. Notes	8.25	1/15/19	2,980,000	[b,c]	3,188,600
CPI International,
Gtd. Notes	8.00	2/15/18	1,355,000	[b]	1,202,563
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	2,870,000	[c]	2,934,575
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	3,014,000	[c]	3,081,815
Digicel Group,
Sr. Unscd. Notes	10.50	4/15/18	631,000	[c]	703,565
Digicel,
Sr. Unscd. Notes	8.25	9/1/17	1,215,000	[c]	1,297,013
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	780,000	[c]	875,550
Eileme 2 AB,
Gtd. Notes	11.63	1/31/20	2,900,000	[b,c]	3,037,750
Goodman Networks,
Sr. Scd. Notes	12.13	7/1/18	1,060,000	[b,c]	1,067,950
Hughes Satellite Systems,
Gtd. Notes	7.63	6/15/21	2,010,000	[b]	2,165,775
Intelsat Jackson Holdings,
Gtd. Notes	9.50	6/15/16	1,750,000	[b]	1,833,125
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	890,000	[b]	938,950
Intelsat Luxembourg,
Gtd. Notes	11.25	2/4/17	3,054,000	[b]	3,183,795

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Level 3 Financing,
Gtd. Notes	8.63	7/15/20	2,430,000	[b,c]	2,557,575
NII Capital,
Gtd. Notes	7.63	4/1/21	1,780,000	[b]	1,748,850
Sable International Finance,
Sr. Scd. Notes	8.75	2/1/20	1,470,000	[b,c]	1,565,550
Sprint Nextel,
Gtd. Notes	9.00	11/15/18	930,000	[b,c]	1,023,000
Sprint Nextel,
Sr. Unscd. Notes	11.50	11/15/21	4,655,000	[b,c]	5,015,762
Virgin Media Finance,
Gtd. Notes, Ser. 1	9.50	8/15/16	1,775,000	[b]	2,010,187
West,
Gtd. Notes	7.88	1/15/19	1,400,000	[b]	1,498,000
West,
Gtd. Notes	8.63	10/1/18	2,700,000	[b]	2,976,750
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	2,240,000	[b,c]	2,217,600
Wind Acquisition Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	1,155,500	[b,c]	1,028,395
					49,344,008
Utilities—5.0%
AES,
Sr. Unscd. Notes	9.75	4/15/16	3,195,000	[b]	3,754,125
Calpine,
Sr. Scd. Notes	7.50	2/15/21	1,435,000	[b,c]	1,539,037
Calpine,
Sr. Scd. Notes	7.88	1/15/23	2,330,000	[b,c]	2,528,050
GenOn Energy,
Sr. Unscd. Notes	9.50	10/15/18	3,064,000	[b]	2,834,200
North American
Energy Alliance,
Scd. Notes	10.88	6/1/16	1,310,000	[b]	1,450,825
NRG Energy,
Gtd. Notes	7.63	5/15/19	2,015,000	[b]	1,954,550
					14,060,787
Total Bonds and Notes
(cost $373,216,831)					386,060,529

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks—.8%	Shares	Value ($)
Financial
GMAC Capital Trust I,
Ser. 2, Cum., $1.91
(cost $2,492,932)	98,738[d]	2,281,835

Other Investment—3.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,665,087)	8,665,087[e]	8,665,087

Total Investments (cost $384,374,850)	140.8%	397,007,451
Liabilities, Less Cash and Receivables	(40.8%)	(115,110,806)
Net Assets	100.0%	281,896,645

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
GBP—British Pound
b Collateral for Revolving Credit and Security Agreement.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2012, these securities were valued at $124,914,471 or 44.3% of net assets.
d Variable rate security—interest rate subject to periodic change.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	136.9	Preferred Stocks	.8
Money Market Investment	3.1		140.8
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	375,709,763	388,342,364
Affiliated issuers	8,665,087	8,665,087
Cash		753,803
Cash denominated in foreign currencies	42,323	42,887
Dividends and interest receivable		9,501,500
Receivable for investment securities sold		872,354
Prepaid expenses		113,295
		408,291,290
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		276,570
Loan payable—Note 2		120,000,000
Dividend payable		2,893,790
Payable for investment securities purchased		2,803,264
Interest and loan fees payable—Note 2		131,977
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		69,283
Accrued expenses		219,761
		126,394,645
Net Assets ($)		281,896,645
Composition of Net Assets ($):
Paid-in capital		360,087,890
Accumulated undistributed investment income—net		4,139,185
Accumulated net realized gain (loss) on investments		(94,897,539)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		12,567,109
Net Assets ($)		281,896,645
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,344,739
Net Asset Value, offering and redemption price per share ($)		3.90

See notes to financial statements.

The Fund	19

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

Investment Income ($):
Income:
Interest	34,949,853
Cash dividends:
Unaffiliated issuers	188,305
Affiliated issuers	4,399
Total Income	35,142,557
Expenses:
Management fee—Note 3(a)	3,611,397
Interest expense—Note 2	1,706,828
Professional fees	170,956
Trustees’ fees and expenses—Note 3(b)	123,981
Registration fees	70,993
Custodian fees—Note 3(a)	41,613
Shareholder servicing costs—Note 3(a)	33,732
Prospectus and shareholders’ reports	31,369
Miscellaneous	144,626
Total Expenses	5,935,495
Less—reduction in management fee due to undertaking—Note 3(a)	(601,900)
Net Expenses	5,333,595
Investment Income—Net	29,808,962
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,132,708)
Net realized gain (loss) on swap transactions	(654,454)
Net realized gain (loss) on forward foreign currency exchange contracts	50,612
Net Realized Gain (Loss)	(5,736,550)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(13,613,565)
Net unrealized appreciation (depreciation) on swap transactions	73,934
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(68,704)
Net Unrealized Appreciation (Depreciation)	(13,608,335)
Net Realized and Unrealized Gain (Loss) on Investments	(19,344,885)
Net Increase in Net Assets Resulting from Operations	10,464,077

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended March 31, 2012

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(229,064,682)
Net purchases of short-term portfolio securities	(6,112,721)
Proceeds from sales of portfolio securities	241,714,278
Interest received	35,491,763
Dividends received	192,567
Interest and loan fees paid	(1,725,237)
Net proceeds from swap transactions	(1,503,018)
Operating expenses paid	(678,108)
Paid to The Dreyfus Corporation	(3,030,252)
Realized Gain from foreign exchange contracts transactions	50,612
		35,335,202
Cash Flows from Financing Activities ($):
Dividends paid	(34,942,989)
Increase in loan oustanding	0	(34,942,989)
Net increase in cash		392,213
Cash at beginning of period		404,477
Cash and cash denominated in foreign currencies at end of period		796,690
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		10,464,077
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(229,064,682)
Proceeds from sales of portfolio securities		241,714,278
Net purchases of short-term securities		(6,112,721)
Decrease in interest receivable		439,241
Decrease in interest and loan fees payable		(18,410)
Proceeds from swap transactions		(1,503,018)
Decrease in accrued operating expenses		(7,688)
Decrease in Due to The Dreyfus Corporation and affiliates		(20,755)
Increase in prepaid expenses		(53,149)
Net realized loss on investments and foreign currency transactions		5,736,550
Net unrealized depreciation on investments
and foreign currency transactions		13,608,335
Increase in dividends receivable		(137)
Net amortization of premiums on investments		102,669
Realized gain from foreign exchange contracts transactions		50,612
Net Cash Provided by Operating Activities		35,335,202

See notes to financial statements.

The Fund	21

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2012	2011
Operations ($):
Investment income—net	29,808,962	33,883,031
Net realized gain (loss) on investments	(5,736,550)	6,729,943
Net unrealized appreciation
(depreciation) on investments	(13,608,335)	8,643,137
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,464,077	49,256,111
Dividends to Shareholders from ($):
Investment income—net	(36,379,304)	(37,027,308)
Beneficial Interest Transactions ($):
Dividends reinvested—Note 1(e)	1,637,220	1,984,779
Total Increase (Decrease) in Net Assets	(24,278,007)	14,213,582
Net Assets ($):
Beginning of Period	306,174,652	291,961,070
End of Period	281,896,645	306,174,652
Undistributed investment income—net	4,139,185	9,340,472
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	375,092	472,563

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	4.25	4.08	2.90	4.09	4.72
Investment Operations:
Investment income—net[a]	.41	.47	.44	.38	.34
Net realized and unrealized
gain (loss) on investments	(.26)	.22	1.13	(1.22)	(.63)
Total from Investment Operations	.15	.69	1.57	(.84)	(.29)
Distributions:
Dividends from investment income—net	(.50)	(.52)	(.39)	(.35)	(.34)
Net asset value, end of period	3.90	4.25	4.08	2.90	4.09
Market value, end of period	4.65	4.67	4.34	2.45	3.47
Total Return (%)[b]	11.65	21.45	97.45	(20.03)	(11.75)
Ratios/Supplemental Data (%):
Ratio of total expenses,
exclusive of interest,
to average net assets	1.50	1.57	1.71	1.51	1.60
Ratio of net expenses,
exclusive of interest,
to average net assets	1.29	1.33	1.36	1.10	1.18
Ratio of interest expense
to average net assets	.61	.67	1.08	1.61	2.34
Ratio of net investment income
to average net assets	10.60	11.60	11.93	10.96	7.64
Portfolio Turnover Rate	57.91	65.63	82.02	48.80	49.38
Net Assets, end of period ($ x 1,000)	281,897	306,175	291,961	207,446	292,500
Average borrowings
outstanding ($ x 1,000)	120,000	118,677	111,334	94,866	129,549
Weighted average number of
fund shares outstanding ($ x 1,000)	72,194	71,772	71,488	71,487	71,487
Average amount of debt per share ($)	1.66	1.65	1.56	1.33	1.81

a	Based on average shares outstanding at each month end.
b	Calculated based on market value.

See notes to financial statements.

The Fund	23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	386,060,529	—	386,060,529
Equity Securities—
Domestic†	—	2,281,835	—	2,281,835
Mutual Funds	8,665,087	—	—	8,665,087
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(69,283)	—	(69,283)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	3/31/2011	($)	Purchases ($)	Sales ($)	3/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,592,000		135,801,894	128,728,807	8,665,087		3.1

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the Dividend Reinvestment Plan.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

On March 27, 2012, the Board of Trustees declared a cash dividend of $0.04 per share from investment income-net, payable on April 25, 2012 to shareholders of record as of the close of business on April 11, 2012.The ex-dividend date is April 9, 2012.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale.The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,032,974, accumulated capital losses $93,439,114 and unrealized appreciation $11,108,685.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2012. If not applied, $19,946,264 of the carryover expires in fiscal 2014, $8,379,964 expires in fiscal 2016, $24,707,290 expires in fiscal 2017, $33,464,139 expires in fiscal 2018 and $4,083,858 of post-enactment short-term losses and $2,857,599 of post-enactment long-term losses can be carried forward for an unlimited period. During the period ended March 31, 2012,

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

$56,969,403 of accumulated capital losses expired unused. It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2012 and March 31, 2011 were as follows: ordinary income $36,379,304 and $37,027,308, respectively.

During the period ended March 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, consent fees, foreign currency transactions, nondeductible excise taxes paid, swap periodic payments and the expiration of a capital loss carryover, the fund increased accumulated undistributed investment income-net by $1,369,055, increased accumulated net realized gain (loss) on investments by $55,668,427 and decreased paid-in capital by $57,037,482. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 12, 2012, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $360,225,849 as of March 31, 2012.The yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. During the period ended March 31, 2012, $610,000 and $751,563, respectively, were applicable to the Program fee and Liquidity fee and the remaining balance of $345,265 was due to interest payable on the loan.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2012 was $120,000,000, with a related weighted average annualized interest rate of .29%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .15% of the Managed Assets until September 30, 2012. The reduction in management fee, pursuant to the undertaking, amounted to $601,900 during the period ended March 31, 2012.

For the period from April 1, 2011 to December 31, 2011, the fund compensated BNY Mellon Shareowner Services, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $12,199 pursuant to the transfer agency agreement with BNY Mellon Shareowner Services, which is included in Shareholder servicing costs in the Statement of Operations. Effective January 1, 2012, Computershare acquired BNY Mellon Shareowner Services and is performing the transfer agency services for the fund. Computershare Shareowner Services LLC is not affiliated with the Manager.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2012, the fund was charged $41,613 pursuant to the custody agreement.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended March 31, 2012, the fund was charged $6,808 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $307,072, custodian fees $19,086 and chief compliance officer fees $1,591, which are offset against an expense reimbursement currently in effect in the amount of $51,179.

(b) Prior to January 1, 2012, eachTrustee who is not an “interested person” (as defined in the Act) received $15,000 per annum plus $1,000 per joint Board meeting attended, $2,500 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that were conducted by telephone. The fund also reimbursed each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. In the event that there was an in-person joint committee meeting or a joint telephone meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds, Dreyfus Funds, Inc. (the “Board Group Open-End Funds”) and the fund, the fee was allocated between the Board Group Open-End Funds and the fund.

Effective January 1, 2012, the fund and the Board Group Open-End Funds (collectively, the “Board Group Funds”) pays each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee receives $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 is allocated among the applicable Board Group Funds, accordingly. The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid toTrustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts and swap transactions, during the period ended March 31, 2012, amounted to $227,091,982 and $235,290,386, respectively.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of March 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk	—	Foreign exchange risk[1]	(69,283)
Gross fair value of
derivatives contracts	—		(69,283)

Statement of Assets and Liabilities location:
1 Unrealized depreciation on forward foreign currency exchange contracts.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended March 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Forward
Underlying risk	Contracts[2]	Swaps[3]	Total
Foreign exchange	50,612	—	50,612
Credit	—	(654,454)	(654,454)
Total	50,612	(654,454)	(603,842)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Forward
Underlying risk	Contracts[4]	Swaps[5]	Total
Foreign exchange	(68,704)	—	(68,704)
Credit	—	73,934	73,934
Total	(68,704)	73,934	5,230

Statement of Operations location:

2	Net realized gain (loss) on forward foreign currency exchange contracts.
3	Net realized gain (loss) on swap transactions.
4	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
5	Net unrealized appreciation (depreciation) on swap transactions.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2012:

Forward Foreign
Currency	Number	Foreign
Exchange	of	Currency			Unrealized
Contracts	Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
British Pound,
Expiring
4/26/2012[a]	1	930,000	1,476,412	1,487,266	(10,854)
Euro, Expiring:
4/26/2012[b]	1	1,940,000	2,574,671	2,587,670	(12,999)
4/26/2012[c]	1	5,660,000	7,511,556	7,549,595	(38,039)
4/26/2012[d]	1	1,000,000	1,326,460	1,333,851	(7,391)
					(69,283)

Counterparties:
a	Goldman Sachs
b	Commonwealth Bank of Australia
c	Credit Suisse First Boston
d	UBS

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.At March 31, 2012, there were no credit default swap agreements outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2012:

Average Market Value ($)
Forward contracts	5,626,650

The following summarizes the average notional value of swap contracts outstanding during the period ended March 31, 2012:

Average Notional Value ($)
Credit default swap contracts	7,392,308

At March 31, 2012, the cost of investments for federal income tax purposes was $385,902,557; accordingly, accumulated net unrealized appreciation on investments was $11,104,894, consisting of $17,595,389 gross unrealized appreciation and $6,490,495 gross unrealized depreciation.

The Fund	39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the “Fund”), including the statement of investments, as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2012, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 30, 2012

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 97.95% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

Holders of Beneficial interest voted on the following proposal presented at the annual shareholders’ meeting held on August 4, 2011 as follows:

		Shares
	For		Authority Withheld
To elect two Class III Trustees:†
Joseph S. DiMartino	62,971,635		1,599,021
Kenneth A. Himmel	62,453,144		2,117,512

†	The terms of these Class III Trustees expire in 2014.

The Fund	41

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

On August 11, 2011, the fund’s Chief Executive Officer submitted his annual certification to the New York Stock Exchange (“NYSE”) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual.The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR filings and are available on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15-16, 2012, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus representatives noted that the fund was a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

The Fund	43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance, on a net asset value basis, was variously above and below the Performance Group and Performance Universe medians.The Board also noted that the fund’s total return performance, on a market price basis, was above the Performance Group and Performance Universe medians for the various periods and was ranked first in the Performance Group and in the Performance Universe for most periods. The Board noted that the fund’s yield performance, on both a net asset value and a market price basis, was variously above, at and below the Performance Group and Performance Universe medians for the one-year periods ended December 31st from 2002 to 2011. Dreyfus also provided a comparison of the fund’s calendar year total returns, based on net asset value, to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median. The Board noted that Dreyfus was waiving a portion of its management fee, until March 31, 2012, in the amount of 0.15% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”).The Board noted that, taking into account the fee waiver in place, the fund’s actual management fee was below the Expense Group medians and above the Expense Universe medians (based on both net assets and Managed Assets).They also noted that the fund’s total expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was below the Expense Group medians and above the Expense Universe medians (based on both net assets and Managed Assets). Dreyfus representatives and the Board agreed that the waiver would be extended until September 30, 2012.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

closed-end fund.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and its effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, any changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	47

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Shareowner Services LLC (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such

The Fund	49

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected.The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof.Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be cred-

ited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

The Fund	51

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995) Current term expires in 2014
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 161
———————
Francine J. Bovich (60)
Board Member (2011) Current term expires in 2012
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-Present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (77)
Board Member (1998) Current term expires in 2013
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (65)
Board Member (1998) Current term expires in 2014
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund	53

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (64)
Board Member (1998) Current term expires in 2012
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M.Watson (62)
Board Member (1998) Current term expires in 2013
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (65)
Board Member (1998) Current term expires in 2012
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 74 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

The Fund	55

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (75 investment companies, comprised of 187 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellonís Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

† Effective October 27, 2011, Ms. Bovich was elected as a Class I Trustee of the fund by the Board members of the fund who are not “interested persons” (as defined in the Act) of the fund.
†† Effective April 12, 2008, Mr. Fort became an Emeritus Board member.
The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading
“Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond
Funds” every Monday.
Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	57

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $88,810 in 2011 and $91,470 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,470 in 2011 and $4,560 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,450 in 2011 and $2,310 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $9,085,000 in 2011 and $12,726,796 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

            The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for Fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds is available on the Dreyfus website at www.dreyfus.com  and on the SEC's website at www.SEC.gov  on the fund's Form N-PX.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)  The following information is as of May 31, 2012, the date of the filing of this report:

            Chris Barris is the primary portfolio manager for the Registrant. Mr. Barris has been the primary portfolio manager of the Registrant since October 2010. He has been a portfolio manager of the fund and employed by Dreyfus since July 2007. Mr. Barris is the Director of high yield fixed-income team at Standish Mellon Asset Management, LLC (“Standish Mellon”), a subsidiary of BNY Mellon and an affiliate of Dreyfus.

 (a)  (2)  The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

            Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. Chris Barris is the Registrant’s primary portfolio manager. Dean Graves and Stephen Sylvester are also portfolio managers of the Registrant. Messrs. Barris, Graves and Sylvester are employees of Dreyfus and Standish Mellon.

Portfolio Managers Compensation. Portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Mellon Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish Mellon’s overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish Mellon products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of the end of the Registrant’s fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	2	$1.4B	5	$2.7B	0	$0

            None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of the end of the Registrant’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	Dreyfus High Yield Strategies Fund	None

            Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

            Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	May 23, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)